UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RALPH LAUREN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 30, 2020. Meeting Information RALPH LAUREN CORPORATION Meeting Type: Annual Meeting For holders as of: June 1, 2020 Date:    July 30, 2020                Time:    9:30 a.m. (Eastern Time) Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RL2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/RL2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). RALPH LAUREN CORPORATION You are receiving this communication because you hold 650 MADISON AVENUE shares in the company named above.    NEW YORK, NY 10022 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P37632 proxy See the materials reverse and side voting of this instructions. notice to obtain    D19137—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 16, 2020 to facilitate timely delivery. How To Vote SCAN TO    VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote By Internet:    Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.    During The Meeting: P37632 Go to www.virtualshareholdermeeting.com/RL2020. Have the information that is printed in the box marked by the arrow —XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D19138 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR ALL of the following: 1. Election of three (3) Class A Directors Nominees as Class A Directors:    01) Frank A. Bennack, Jr. 02) Michael A. George 03) Hubert Joly The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 27, 2021. 3. Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, policies and practices as described in the accompanying Proxy Statement. —P37632 D19139

Voting Items The Board of Directors recommends you vote FOR ALL of the following: 1. Election of nine (9) Class B Directors    Nominees as Class B Directors:    01) Ralph Lauren 06) Joel L. Fleishman 02) Patrice Louvet 07) Linda Findley Kozlowski 03) David Lauren 08) Judith A. McHale 04) Angela Ahrendts 09) Darren Walker 05) John R. Alchin The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 27, 2021. 3. Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, policies and practices as described in the accompanying Proxy Statement. —P37632 D19140

D19141-P37632